Net Loss per Share	3 Months Ended	12 Months Ended
	Jan. 31, 2014	Jul. 31, 2013
Net Income/(Loss) Per Common Share (Note 8) (in dollars per share)
Net Loss per Share

Note 8 – Net Loss Per Share (“EPS”):

Basic EPS and Diluted EPS for the three and six-month periods ended January 31, 2014 have been computed by dividing the net loss available to common stockholders for the period by the weighted average shares outstanding during each period. All outstanding stock options, non-vested restricted stock, warrants and common stock underlying convertible preferred stock, representing 259,678,976 incremental shares at January 31, 2014, have been excluded from the respective computations of Diluted EPS as they are anti-dilutive, due to the loss generated during that period.

Basic EPS and Diluted EPS for the three and six-month periods ended January 31, 2013 have been computed by dividing the net loss available to common stockholders for the period by the weighted average shares outstanding during each period. All outstanding stock options, non-vested restricted stock, warrants and common stock underlying convertible preferred stock, representing 270,883,228 incremental shares at January 31, 2013, have been excluded from the respective computations of Diluted EPS as they are anti-dilutive, due to the loss generated during that period.

Note 14 - Net Loss per Share:

Basic loss per share (“EPS”) and Diluted EPS for the years ended July 31, 2013, 2012 and 2011 have been computed by dividing the net loss available to common stockholders for each respective period by the weighted average shares outstanding during that period. All outstanding options, warrants, non-vested restricted stock and shares to be issued upon conversion of the outstanding convertible preferred stock, representing approximately 298,931,138, 94,643,712 and 115,875,372 incremental shares, have been excluded from the respective 2013, 2012 and 2011 computation of diluted EPS as they are anti-dilutive due to the losses generated during the respective years.